                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)         August 27, 1998
                                                --------------------------------


                          UNITED ROAD SERVICES, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                     000-24019                 94-3278455
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             file number)           Identification No.


  8 Automation Lane, Albany, New York                             12205
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(Address of principal executive offices)                        (zip code)


Registrant's telephone number, including area code       518-446-0140
                                                  ------------------------------


                                      N/A
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         (Former name or former address, if changed since last report)

Item 5.    OTHER EVENTS

        Between May 6, 1998 and October 8, 1998 United Road Services, Inc. acquired 27 businesses (including E&R and EAR) for an aggregate of $64.0 million in cash and 1,708,907 shares of Common Stock. Historical financial statements for seven of these businesses are contained in Exhibits 99.3 through 99.9 attached hereto. Unaudited pro forma combined financial information relating to these acquisitions is contained in Exhibit 99.10 attached hereto.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of businesses acquired.

        1. The consolidated balance sheets of E&R Towing & Garage, Inc. and subsidiaries as of February 28, 1998 (audited) and June 30, 1998 (unaudited) and consolidated statements of operations and retained earnings and cash flows for the year ended February 28, 1998 (audited) and the four months ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.1 attached hereto are incorporated herein by reference.

        2. The balance sheets of Environmental Auto Removal, Inc. as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations and retained earnings (deficit) and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.2 attached hereto are incorporated herein by reference.

        3. The balance sheets of Neil's Used Truck & Car Sales, Incorporated as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.3 attached hereto are incorporated herein by reference.

        4. The combined balance sheets of 5-L Corporation and ADP Transport, Inc. as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and combined statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.4 attached hereto are incorporated herein by reference.

        5. The balance sheets of Car Transporters Corporation as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' deficit and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.5 attached hereto are incorporated herein by reference.

        6. The balance sheets of Schroeder Auto Carriers, Inc. as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.6 attached hereto are incorporated herein by reference.

        7. The balance sheets of Keystone Towing, Inc. as of December 31, 1996 and 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the years ended December 31, 1996 and 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.7 attached hereto are incorporated herein by reference.

        8. The balance sheets of Fast Towing, Inc. as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.8 attached hereto are incorporated herein by reference.

        9. The balance sheets of Alert Auto Transport, Inc. as of May 31, 1998 (audited) and June 30, 1998 (unaudited) and statements of earnings and retained earnings and cash flows for the year ended May 31, 1998 (audited) and the one month ended June 30, 1997 and 1998 (unaudited) contained in Exhibit 99.9 attached hereto are incorporated herein by reference.

(b)     Pro Forma Financial Information

        The unaudited Pro Forma Combined Financial Statements for United
Road Services, Inc. contained in Exhibit 99.10 attached hereto are incorporated herein by reference .


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 26, 1998                    UNITED ROAD SERVICES, INC.


                                      By:  /s/ Edward T. Sheehan
                                           ------------------------------------
                                           Edward T. Sheehan
                                           Chairman and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT
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        99.1    Consolidated balance sheets of E&R Towing & Garage, Inc. and subsidiaries as of February 28, 1998 (audited) and June 30, 1998 (unaudited) and consolidated statements of operations and retained earnings and cash flows for the year ended February 28, 1998 (audited) and for the four months ended June 30, 1997 and 1998 (unaudited).

        99.2 Balance sheets of Environmental Auto Removal, Inc. as of December 31, 1998 (audited) and June 30, 1998 (unaudited) and statements of operations and retained earnings (deficit) and cash flows for the year ended December 31, 1997 (audited) and for the six months ended June 30, 1998 (unaudited).

        99.3 Balance sheets of Neil's Used Truck & Car Sales, Incorporated as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited).

        99.4 The combined balance sheets of 5-L Corporation and ADP Transport, Inc. as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and combined statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited).

        99.5 Balance sheets of Car Transporters Corporation as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' deficit and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited).

        99.6 Balance sheets of Schroeder Auto Carriers, Inc. as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited).

        99.7 Balance sheets of Keystone Towing, Inc. as of December 31, 1996 and 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the years ended December 31, 1996 and 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited).

        99.8 Balance sheets of Fast Towing, Inc. as of December 31, 1997 (audited) and June 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997 (audited) and the six months ended June 30, 1997 and 1998 (unaudited).

        99.9 Balance sheets of Alert Auto Transport, Inc. as of May 31, 1998 (audited) and June 30, 1998 (unaudited) and statements of earnings and retained earnings and cash flows for the year ended May 31, 1998 (audited) and the one month ended June 30, 1997 and 1998 (unaudited).

        99.10 Unaudited Pro Forma Combined Financial Statements for United Road Services, Inc. and related notes.